UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07061 )

Exact name of registrant as specified in charter: Putnam Capital Appreciation Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: May 31, 2007

Date of reporting period: June 1, 2006— November 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Capital Appreciation Fund

11|30|06

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Capital
Appreciation
Fund

11| 30| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Brokerage commissions	57

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

Looking back on the last few months of 2006, it appears that certain sectors of the economy may have slowed somewhat. The impact of declines in the housing sector and slower auto sales has spread to suppliers, and cautious manufacturers have curtailed production as a result. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, financial markets have begun to adjust in a way that may help revive the economy. Stock prices have moved higher, bond yields have moved down, and the dollar has declined somewhat against foreign currencies. With the benefit of this financial cushion, the new year could also bring the potential for a renewed economic expansion.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended November 30, 2006, and provide their outlook for the months ahead. We thank you for your support of the Putnam funds in 2006 and extend our best wishes for a happy and prosperous 2007.

Respectfully yours,

Putnam Capital Appreciation Fund:
seeking overlooked, underpriced companies

At any given time, financial market conditions may favor one type of stock over another. For example, market may favor stocks — stocks of with potential for rapid growth. At other times, the market may favor value stocks — those whose prices are low relative to the company’s long-term potential. A key advantage of Putnam Capital Appreciation Fund is that it invests in both types of stocks, which means the fund’s management team can seek opportunities in any market environment. In addition, the fund can also invest in stocks across a wide range of industries and in companies of all sizes. The ability to spread fund assets so broadly brings diversity to the fund’s portfolio.

The fund’s management team believes that every company, regardless of its size, products, services, or industry, has an underlying long-term business worth. It is determined by analyzing a number of factors, including the company’s long-term growth potential. A stock’s price, however, may or may not accurately reflect the company’s underlying worth. Often, investors will underestimate the ability of successful companies to maintain their long-term competitive advantages. Short-term setbacks also can cause a company’s stock price to decline below its long-term worth. The fund’s management team searches for these market “inefficiencies,” identifying undervalued stocks and holding them in the portfolio until their prices more closely reflect the company’s true worth. To gain a better understanding of companies and stocks, the team combines two types of analysis: quantitative analysis of a company’s historical results, and fundamental analysis of those results to forecast the future direction of a company.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

In-depth stock analysis:
Evaluate the future and
understand the past

Drawing on the expertise of dedicated stock analysts, the fund’s management team seeks stocks that are believed to be worth more than their current prices indicate.

In conducting research, the team uses both quantitative and fundamental analysis. While many research organizations emphasize just one approach, Putnam analysts look for companies that score well using both measures. They also dig behind the numbers to try to get a better understanding of each company’s competitive advantages and weaknesses.

The thoroughness of this process enables the fund’s managers to have greater conviction when their views differ from the market. Once a stock is selected for the portfolio, it is regularly assessed by the team to ensure that it continues to meet their criteria.

Putnam Capital Appreciation Fund’s holdings have spanned
sectors and industries over time.

Putnam Capital Appreciation Fund invests in stocks of companies at all capitalization levels, and across a broad range of industries. While it has no bias toward either growth or value stocks, it targets companies believed to be worth more than their current stock prices indicate. It may be suitable for investors who are seeking growth through a well-diversified stock portfolio.

Highlights

• For the six months ended November 30, 2006, Putnam Capital Appreciation Fund’s class A shares returned 8.83% without sales charges.

• The fund’s benchmark, the Russell 3000 Index, gained 10.96% .

• The average return for the fund’s Lipper category, Multi-Cap Core Funds, was 9.17% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 11/30/06

Since the fund’s inception (8/5/93), average annual return is 10.93% at NAV and 10.49% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP

10 years	6.07%	5.51%	80.34%	70.91%

5 years	6.69	5.55	38.26	31.02

3 years	12.50	10.49	42.37	34.87

1 year	11.56	5.69	11.56	5.69

6 months	—	—	8.83	3.13

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

While your fund delivered a solid return at net asset value (NAV, or without sales charges) for the first half of its 2007 fiscal year, it did not perform as well as its benchmark, the Russell 3000 Index, or the average for its Lipper category, Multi-Cap Core Funds. We attribute this disappointing relative performance primarily to the weakness of several holdings in the financial sector. Throughout the period, we continued to focus on our bottom-up, research-intensive investment process, and our stock selection in the technology and consumer cyclical sectors contributed positively to results. The fund also continued to benefit from its flexibility to invest in both growth- and value-style stocks.

Market overview

During the six months ended November 30, 2006, the broad stock market delivered solid gains, and major stock indexes reached milestone levels. Value-style stocks outperformed growth-style stocks, while stocks of larger companies generally outperformed small-cap stocks. Early in the period, the stock market was a bit turbulent as investors worried about inflation, slower economic growth, and the outlook for interest rates. These concerns were tempered later in the period, and the broad market rebounded. In October, the Dow Jones Industrial Average closed at its highest level since January 2000, a psychological boost for investors. For the next three days, the Dow closed at record highs, and on October 19, it surpassed 12,000 for the first time in its history. Also during the period, the S&P 500 and Nasdaq Composite indexes reached their highest levels in more than five years. Among the factors contributing to the strength were falling oil prices and the belief that inflation is under control, with the economy slowing but not heading for a recession. This optimism was due in part to the Fed’s decisions — in August, September, and October — to hold short-term interest rates steady after raising them 17 consecutive times.

Strategy overview

In managing your fund’s portfolio, we have maintained our bottom-up approach to stock selection. Regardless of how the economy or markets are behaving, we look for companies whose stocks appear to be mispriced by the market — in other words, companies that we believe are worth more than their current stock prices indicate. The fund is managed in a “blend” investment style, which means that instead of having a strong growth or value orientation, it has the flexibility to invest in a wide range of companies. It can invest in companies that are growing rapidly and seem to have the potential to continue growing (typically classified as “growth” stocks), as well as out-of-favor companies that are undergoing changes that may improve their earnings and growth potential (usually considered “value” stocks). In either case, we look for companies whose stock prices are currently low relative to our assessment of the company’s earnings and growth potential. We find that, typically, stocks become attractively valued when the market underestimates the ability of good companies to maintain their returns and growth rates, or when the market overreacts to short-term events. We believe that if we focus on cash flows and valuations, maintain a diversified portfolio, and remain willing to buy and hold controversial stocks that we think are temporarily out of favor, the fund may be able to consistently profit from mispricings in the market.

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 11/30/06.

Equities

Russell 3000 Index (large-company stocks)	10.96%

Russell 1000 Growth Index (large-company growth stocks)	9.29%

Russell 1000 Value Index (large-company value stocks)	12.92%

Russell 2000 Index (small-company stocks)	9.72%

Bonds

Lehman Aggregate Bond Index (broad bond market)	5.93%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	6.37%

Lehman Government Bond Index (U.S. Treasury and agency securities)	5.43%

Your fund’s holdings

One of the top contributors to the fund’s performance for the semiannual period was the stock of Apple Computer, maker of Macintosh computers and the extremely popular iPod digital media player. The stock price rose to a new record high as investors gained confidence in Apple’s ability to gain market share in desktop and notebook computers while also maintaining its dominance in the digital media player market. Although we believe that Apple can generate significant revenue and operating income growth over the next several years, we trimmed the fund’s position as the stock advanced and, in our view, moved closer to its fair value.

The fund’s position in motorcycle manufacturer Harley-Davidson was another top contributor during the period. Earlier in the year, the stock had trended downward, reflecting concerns that the company’s production and inventory levels could prove too high if the economy and consumer spending began to slow. We, however, were focused on Harley-Davidson’s long-term growth potential. Thanks to solid sales, which helped alleviate fears about the company’s inventory levels, and to third-quarter earnings that beat market forecasts, the stock performed exceptionally well during the period.

Also contributing positively to fund returns was the stock of BMC Software, whose business software helps companies manage their computer systems. We believe BMC’s success was the result of

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 11/30/06. The fund’s holdings will change over time.

investors becoming convinced that the company could continue to generate strong free-cash flow. By the close of the period, we had sold the fund’s position in BMC. Also gaining ground was the stock of data storage company Brocade Communications Systems. The company benefited from strong demand and growth in the data storage market. Another portfolio highlight was the stock of toy manufacturer Hasbro, which helped fund results when the company’s game business profitability rebounded sharply, exceeding expectations and offsetting disappointing sales for Star Wars-related items.

The stock of one of the largest credit-card providers in the United States was also one of the greatest detractors from fund performance for the period. Capital One Financial, which also offers other consumer lending and deposit services, acquired Hibernia Bank in 2005 and North Fork Bank in late 2006 in order to pursue a new banking strategy. Investors are skeptical about the merits of this strategy, but we believe it is likely to boost the firm’s growth prospects and reduce risks. We believe owning banks will improve the firm’s access to the capital it needs to fund its consumer lending business, and should also strengthen the firm’s net interest margin. We also believe Capital One will be well positioned to gain market share by providing customers with better value via a high level of service. Consequently, despite

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 11/30/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Capital One Financial Corp. (4.0%)	Consumer finance

Countrywide Financial Corp. (3.0%)	Consumer finance

Commerce Bancorp, Inc. (2.7%)	Banking

UnitedHealth Group, Inc. (2.5%)	Health-care services

Bear Stearns Cos., Inc. (The) (2.5%)	Investment banking/brokerage

Home Depot, Inc. (The) (2.3%)	Retail

Citigroup, Inc. (2.1%)	Financial

NVR, Inc. (1.9%)	Homebuilding

Everest Re Group, Ltd. (Barbados) (1.9%)	Insurance

Cisco Systems, Inc. (1.9%)	Communications equipment

its recent weakness, we added to the fund’s position during the period.

We also continue to believe in the prospects for Dell, the world’s second-largest supplier of personal computers, despite the fact that the stock was a disappointment for the period. The company has struggled with disappointing sales results and reduced profit margins. Despite some strategic missteps and increased competition for Dell, we believed that its stock price was still substantially below fair value — even taking into account our revised forecasts of sales and earnings growth. This stock also remained in the portfolio at the close of the period.

Also delivering weak performance for the period was Career Education Corporation, which provides post-secondary education services in several countries. The company suffered a decline in enrollment as the economy recovered and fewer people sought job-training programs. Georgia Gulf, one of the largest producers of vinyl resins and vinyl compounds, was another disappointing holding for the period. Higher feedstock costs and continuing excess supply in the industry have hurt the company’s profits. Despite these short-term issues, we believe Georgia Gulf continues to offer attractive upside potential, and are maintaining the position.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Regardless of the direction the markets take in the months ahead, we will remain focused on the long-term potential of individual companies rather than short-term developments in the economy. General themes at work in the market influence our portfolio construction process and the timing of our buy and sell decisions. However, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis.

Nevertheless, our bottom-up strategy has often shown us that mispriced opportunities tend to cluster in particular market sectors. This is especially true when investors overreact to one or more high-profile stock declines by punishing the entire industry, rather than looking at other stocks in the industry on their own merits. Currently, two areas where we continue to find opportunities are financial and consumer cyclical stocks. Investors’ fears of an economic slowdown are depressing the values of many high-quality companies in these sectors. Thus, even though the pace of economic growth may indeed slow as we move into 2007, we believe the earning potential of many well-positioned financial and consumer companies are likely to exceed investors’ rather muted expectations. Also, we will continue to use our disciplined investment process and research insights to seek stock-specific opportunities in all industry sectors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended November 30, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 11/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/5/93)		(11/2/94)		(7/14/00)		(1/22/96)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.93%	10.49%	10.12%	10.12%	10.33%	10.33%	10.37%	10.10%	10.66%	10.96%

10 years	80.34	70.91	67.74	67.74	68.79	68.79	71.58	66.05	75.93	80.89
Annual average	6.07	5.51	5.31	5.31	5.37	5.37	5.55	5.20	5.81	6.11

5 years	38.26	31.02	33.16	31.16	33.09	33.09	34.84	30.42	36.59	38.69
Annual average	6.69	5.55	5.89	5.57	5.88	5.88	6.16	5.46	6.43	6.76

3 years	42.37	34.87	39.25	36.25	39.21	39.21	40.30	35.78	41.33	42.81
Annual average	12.50	10.49	11.67	10.86	11.66	11.66	11.95	10.73	12.22	12.61

1 year	11.56	5.69	10.74	5.74	10.72	9.72	11.01	7.40	11.24	11.84

6 months	8.83	3.13	8.45	3.45	8.43	7.43	8.59	5.09	8.69	9.02

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 11/30/06

		Lipper Multi-Cap
	Russell	Core Funds
	3000 Index	category average*

Annual average
(life of fund)	10.94%	10.50%

10 years	123.64	140.03
Annual average	8.38	8.57

5 years	41.65	40.34
Annual average	7.21	6.79

3 years	42.05	38.06
Annual average	12.41	11.25

1 year	14.45	13.06

6 months	10.96	9.17

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 11/30/06, there were 954, 907, 629, 464, and 188 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 11/30/06

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

5/31/06	$20.61	$21.75	$19.40	$19.81	$19.78	$20.44	$20.49	$20.63

11/30/06	22.43	23.67	21.04	21.48	21.48	22.20	22.27	22.49

* The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/5/93)		(11/2/94)		(7/14/00)		(1/22/96)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.91%	10.46%	10.10%	10.10%	10.31%	10.31%	10.34%	10.07%	10.63%	10.94%

10 years	77.31	68.02	64.93	64.93	66.61	66.61	68.76	63.25	73.02	77.93
Annual average	5.89	5.33	5.13	5.13	5.24	5.24	5.37	5.02	5.64	5.93

5 years	34.36	27.34	29.44	27.44	29.44	29.44	31.09	26.85	32.76	34.83
Annual average	6.09	4.95	5.30	4.97	5.30	5.30	5.56	4.87	5.83	6.16

3 years	39.15	31.86	36.10	33.10	36.04	36.04	37.08	32.62	38.14	39.63
Annual average	11.64	9.66	10.82	10.00	10.80	10.80	11.09	9.87	11.37	11.77

1 year	12.13	6.26	11.32	6.32	11.29	10.29	11.58	7.95	11.89	12.48

6 months	9.52	3.77	9.13	4.13	9.10	8.10	9.21	5.68	9.38	9.69

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Appreciation Fund from June 1, 2006, to November 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.96	$ 10.87	$ 10.87	$ 9.57	$ 8.27	$ 5.66

Ending value (after expenses)	$1,088.30	$1,084.50	$1,084.30	$1,085.90	$1,086.90	$1,090.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2006, use the calculation method below. To find the value of your investment on June 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 06/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.73	$ 10.50	$ 10.50	$ 9.25	$ 7.99	$ 5.47

Ending value (after expenses)	$1,018.40	$1,014.64	$1,014.64	$1,015.89	$1,017.15	$1,019.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Average annualized expense
ratio for Lipper peer group*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Capital Appreciation Fund	95%	121%	111%	107%	134%

Lipper Multi-Cap Core Funds
category average	65%	69%	70%	72%	77%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on May 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 11/30/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. James Wiess is the Portfolio Leader, and Richard Cervone and Joseph Joseph are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

Trustee and Putnam employee fund ownership

As of November 30, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 286,000	$ 93,000,000

Putnam employees	$4,227,000	$437,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $680,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

James Wiess is also a Portfolio Leader of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

Richard Cervone is also a Portfolio Member of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and Putnam International Capital Opportunities Fund.

James Wiess, Richard Cervone, and Joseph Joseph may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended November 30, 2006, Portfolio Member James Yu left the fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•
Chief Technology Officer	2005							•

Joshua Brooks	2006							•
Deputy Head of Investments	2005							•

William Connolly	2006							•
Head of Retail Management	2005							•

Kevin Cronin	2006							•
Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•
President and CEO	2005							•

Amrit Kanwal	2006						•
Chief Financial Officer	2005						•

Steven Krichmar	2006						•
Chief of Operations	2005							•

Francis McNamara, III	2006							•
General Counsel	2005							•

Jeffrey Peters	2006							•
Head of International Business	N/A

Richard Robie, III	2006						•
Chief Administrative Officer	2005						•

Edward Shadek	2006							•
Deputy Head of Investments	2005							•

Sandra Whiston	2006						•
Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

24th	33rd	54th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 875, 608, and 438 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Core Funds category for the one-, five- and ten-year periods ended December 31, 2006, were 68%, 61%, and 83%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 611th out of 909, 283rd out of 468, and 164th out of 197 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 11/30/06 (Unaudited)

COMMON STOCKS (96.7%)*
	Shares	Value

Advertising and Marketing Services (—%)
Digitas, Inc. † (S)	29,900	$323,518

Aerospace and Defense (0.5%)
General Dynamics Corp.	42,700	3,195,668

Airlines (1.7%)
Alaska Air Group, Inc. †	20,751	853,489
Continental Airlines, Inc. Class B † (S)	17,098	694,863
ExpressJet Holdings, Inc. †	256,737	2,028,222
JetBlue Airways Corp. † (S)	529,700	7,235,702
		10,812,276

Automotive (1.8%)
Group 1 Automotive, Inc. (S)	2,000	101,980
Harley-Davidson, Inc. (S)	110,500	8,151,585
Tenneco Automotive, Inc. †	153,010	3,607,976
		11,861,541

Banking (7.4%)
Anchor BanCorp Wisconsin, Inc. (S)	6,512	186,634
Bank of America Corp.	215,900	11,626,215
Bankunited Financial Corp. Class A	8,600	219,300
Center Financial Corp. (S)	2,518	56,479
City Bank Lynnwood, WA (S)	4,000	213,920
City Holding Co. (S)	6,266	247,507
Commerce Bancorp, Inc.	517,400	17,984,824
Corus Bankshares, Inc. (S)	136,408	3,056,903
FirstFed Financial Corp. † (S)	75,678	4,920,584
Lakeland Financial Corp. (S)	1,290	32,134
Provident Financial Holdings, Inc.	2,192	66,724
Republic Bancorp, Inc. Class A (S)	2,146	53,392
Southwest Bancorp, Inc.	4,361	116,482
U.S. Bancorp	290,800	9,782,512
		48,563,610

Basic Materials (—%)
Ameron International Corp.	1,100	82,731

Biotechnology (0.5%)
Albany Molecular Research, Inc. †	30,766	341,503
Applera Corp.- Applied Biosystems Group	57,494	2,095,081
Diversa Corp. † (S)	19,373	220,465
Savient Pharmaceuticals, Inc. † (S)	66,300	773,721
		3,430,770

Broadcasting (0.1%)
Sinclair Broadcast Group, Inc. Class A	44,839	446,148

COMMON STOCKS (96.7%)* continued

	Shares	Value

Building Materials (1.0%)
Sherwin-Williams Co. (The)	100,400	$6,280,020

Chemicals (0.9%)
FMC Corp.	11,878	841,913
Georgia Gulf Corp.	158,355	3,225,691
NewMarket Corp.	20,264	1,272,174
PolyOne Corp. †	8,200	62,976
PW Eagle, Inc. (S)	8,631	294,662
		5,697,416

Commercial and Consumer Services (0.8%)
CBIZ, Inc. † (S)	10,695	74,865
Chemed Corp.	21,077	788,701
Consolidated Graphics, Inc. †	12,953	757,751
Escala Group, Inc. † (S)	6,377	30,546
infoUSA, Inc.	17,600	213,664
Jackson Hewitt Tax Service, Inc.	34,887	1,262,212
Spherion Corp. †	23,074	166,133
Tech Data Corp. †	45,909	1,919,914
		5,213,786

Communications Equipment (1.9%)
Cisco Systems, Inc. †	451,400	12,133,632

Computers (5.7%)
Adaptec, Inc. †	32,955	143,684
Apple Computer, Inc. † #	119,700	10,974,096
Brocade Communications Systems, Inc. †	599,402	5,544,469
Catapult Communications Corp. †	8,139	70,484
Checkpoint Systems, Inc. †	20,179	387,033
Dell, Inc. †	443,300	12,075,492
Emulex Corp. †	275,352	5,746,596
Magma Design Automation, Inc. †	14,771	132,348
Micros Systems, Inc. †	17,739	903,270
MTS Systems Corp.	2,600	99,684
SPSS, Inc. † (S)	11,288	318,434
Trident Microsystems, Inc. † (S)	40,936	858,837
		37,254,427

Construction (—%)
Builders FirstSource, Inc. † (S)	10,092	167,931

Consumer Cyclicals (—%)
CSS Industries, Inc. (S)	4,077	125,816
Hooker Furniture Corp.	1,223	18,174
		143,990

Consumer Finance (7.2%)
AmeriCredit Corp. † (S)	17,761	416,495
Asta Funding, Inc. (S)	14,568	479,579

COMMON STOCKS (96.7%)* continued

	Shares	Value

Consumer Finance continued
Capital One Financial Corp.	336,400	$26,198,832
Countrywide Financial Corp.	489,452	19,441,033
World Acceptance Corp. †	12,335	559,886
		47,095,825

Consumer Goods (0.5%)
Blyth Industries, Inc. (S)	28,537	725,411
Chattem, Inc. † (S)	50,391	2,456,057
		3,181,468

Consumer Services (0.3%)
Labor Ready, Inc. †	95,194	1,801,070

Distribution (—%)
BlueLinx Holdings, Inc. (S)	6,904	74,632
Huttig Building Products, Inc. †	9,650	50,277
		124,909

Electric Utilities (—%)
Alliant Energy Corp.	3,135	121,952
Puget Energy, Inc.	2,312	57,430
		179,382

Electrical Equipment (0.1%)
Insteel Industries, Inc.	27,693	532,813

Electronics (0.8%)
Ansoft Corp. †	10,940	302,382
Greatbatch, Inc. † (S)	14,623	380,344
LSI Logic Corp. † (S)	28,842	307,456
Methode Electronics, Inc. Class A (S)	20,432	229,043
Omnivision Technologies, Inc. † (S)	94,621	1,541,376
Stoneridge, Inc. †	12,387	89,682
Synopsys, Inc. †	41,400	1,057,770
TriQuint Semiconductor, Inc. †	126,000	635,040
TTM Technologies, Inc. †	28,524	359,688
Zoran Corp. † (S)	19,694	293,638
		5,196,419

Energy (1.0%)
Lone Star Technologies, Inc. †	24,071	1,262,765
Parker Drilling Co. †	471,740	4,542,856
Trico Marine Services, Inc. † (S)	16,700	607,045
		6,412,666

Financial (4.1%)
Asset Acceptance Capital Corp. †	8,907	148,302
Citigroup, Inc.	273,500	13,562,865
Independent Bank Corp.	8,152	191,490

COMMON STOCKS (96.7%)* continued

	Shares	Value

Financial continued
MGIC Investment Corp. (S)	155,200	$8,995,392
Radian Group, Inc. (S)	69,769	3,712,408
		26,610,457

Food (—%)
American Italian Pasta Co. Class A † (S)	12,500	105,375

Forest Products and Packaging (0.4%)
Albany International Corp.	8,377	261,362
Graphic Packaging Corp. †	14,350	60,844
Louisiana-Pacific Corp.	53,372	1,126,149
Universal Forest Products, Inc.	26,847	1,252,144
		2,700,499

Gaming & Lottery (—%)
Dover Downs Gaming & Entertainment, Inc.	8,346	111,503

Health Care Services (7.0%)
Aetna, Inc.	232,700	9,612,837
American Dental Partners, Inc. † (S)	11,207	198,588
AMICAS, Inc. †	22,982	63,201
Caremark Rx, Inc.	128,200	6,063,860
Express Scripts, Inc. †	85,800	5,851,560
Lincare Holdings, Inc. †	67,498	2,542,650
Manor Care, Inc.	14,307	679,869
Medco Health Solutions, Inc. †	83,000	4,167,430
Odyssey Healthcare, Inc. †	15,422	190,924
UnitedHealth Group, Inc.	337,600	16,569,408
		45,940,327

Homebuilding (1.9%)
NVR, Inc. †	21,100	12,554,500

Household Furniture and Appliances (0.9%)
American Woodmark Corp. (S)	16,351	637,525
Conn’s, Inc. † (S)	1,100	23,496
Kimball International, Inc. Class B	11,650	279,484
Select Comfort Corp. † (S)	68,701	1,189,214
Whirlpool Corp. (S)	46,800	3,992,040
		6,121,759

Insurance (4.9%)
American Physicians Capital, Inc. † (S)	5,446	217,404
CNA Surety Corp. † (S)	11,290	225,348
Commerce Group, Inc.	33,750	1,029,713
Delphi Financial Group Class A	26,586	1,076,733
Direct General Corp.	4,342	71,209
Everest Re Group, Ltd. (Barbados)	124,000	12,202,840
FBL Financial Group, Inc. Class A	1,200	47,280
Harleysville Group, Inc.	16,200	576,072

COMMON STOCKS (96.7%)* continued

	Shares	Value

Insurance continued
HCC Insurance Holdings, Inc.	135,394	$4,087,545
Hilb, Rogal & Hamilton Co.	9,650	401,440
Infinity Property & Casualty Corp.	12,781	577,062
Midland Co. (The) (S)	3,818	173,910
National Interstate Corp. (S)	3,312	83,694
Odyssey Re Holdings Corp. (S)	10,170	358,696
Presidential Life Corp.	1,264	28,301
Safety Insurance Group, Inc.	2,200	115,236
Selective Insurance Group	17,500	971,600
Stancorp Financial Group	22,740	1,032,623
Triad Guaranty, Inc. † (S)	29,328	1,577,846
W.R. Berkley Corp.	134,236	4,713,026
Zenith National Insurance Corp.	48,223	2,225,974
		31,793,552

Investment Banking/Brokerage (4.3%)
Bear Stearns Cos., Inc. (The)	106,000	16,162,880
Eaton Vance Corp.	41,458	1,322,510
Franklin Resources, Inc.	92,700	9,894,798
IndyMac Bancorp, Inc. (S)	22,595	1,038,240
		28,418,428

Lodging/Tourism (0.7%)
Royal Caribbean Cruises, Ltd.	111,400	4,728,930

Machinery (2.4%)
Applied Industrial Technologies, Inc. (S)	15,115	430,173
Cascade Corp. (S)	35,903	1,881,317
Caterpillar, Inc.	180,600	11,202,618
Manitowoc Co., Inc. (The) (S)	24,235	1,459,916
Regal-Beloit Corp. (S)	8,300	424,379
Wabtec Corp.	6,982	229,359
		15,627,762

Manufacturing (0.8%)
Graco, Inc.	3,816	159,394
ITT Industries, Inc.	55,600	2,999,620
Teleflex, Inc.	30,900	1,997,067
		5,156,081

Media (1.3%)
Walt Disney Co. (The)	249,900	8,259,195

Medical Technology (1.7%)
Bausch & Lomb, Inc. (S)	7,300	353,466
Hillenbrand Industries, Inc. (S)	15,980	924,603
Immucor, Inc. †	64,452	1,733,759
Medical Action Industries, Inc. †	3,035	95,360
St. Jude Medical, Inc. †	224,000	8,348,480
		11,455,668

COMMON STOCKS (96.7%)* continued

	Shares	Value

Metal Fabricators (—%)
USEC, Inc. (S)	4,324	$53,877

Metals (2.6%)
A.M. Castle & Co.	15,130	401,248
AK Steel Holding Corp. †	107,574	1,773,895
Cleveland-Cliffs, Inc.	51,064	2,453,115
Quanex Corp. (S)	92,869	3,446,369
Shiloh Industries, Inc. †	2,136	35,586
Steel Dynamics, Inc. (S)	169,932	5,526,189
United States Steel Corp. (S)	43,100	3,223,449
		16,859,851

Natural Gas Utilities (—%)
Energen Corp. (S)	1,079	48,943

Office Equipment & Supplies (0.1%)
Steelcase, Inc.	37,822	669,449

Oil & Gas (6.0%)
Callon Petroleum Co. †	15,973	257,644
EOG Resources, Inc.	107,500	7,581,975
Giant Industries, Inc. †	54,593	4,208,574
Harvest Natural Resources, Inc. †	39,689	406,812
Hess Corp. (S)	132,700	6,670,829
Meridian Resource Corp. †	21,500	76,325
Occidental Petroleum Corp.	187,900	9,458,886
St. Mary Land & Exploration Co.	38,415	1,539,673
Tesoro Corp.	8,100	570,645
Todco Class A (S)	95,272	3,811,833
XTO Energy, Inc.	97,000	4,908,200
		39,491,396

Pharmaceuticals (1.9%)
Alpharma, Inc. Class A	82,105	1,798,100
Bradley Pharmaceuticals, Inc. † (S)	5,914	124,549
Endo Pharmaceuticals Holdings, Inc. †	22,767	617,213
Enzon, Inc. †	21,277	177,237
King Pharmaceuticals, Inc. † (S)	188,425	3,114,665
Mylan Laboratories, Inc.	72,497	1,470,964
Sciele Pharma, Inc. † (S)	9,911	224,088
Watson Pharmaceuticals, Inc. †	188,146	4,829,708
		12,356,524

Publishing (—%)
Journal Register Co.	21,900	170,382

Real Estate (3.0%)
Anthracite Capital, Inc. (R) (S)	48,495	614,432
CBL & Associates Properties (R) (S)	93,588	4,033,643
Equity Inns, Inc. (R)	146,765	2,389,334

COMMON STOCKS (96.7%)* continued

	Shares	Value

Real Estate continued
FelCor Lodging Trust, Inc. † (R) (S)	72,364	$1,592,732
First Industrial Realty Trust (R) (S)	2,988	150,147
Highland Hospitality Corp. (R)	184,770	2,620,039
Hospitality Properties Trust (R)	42,212	2,118,620
Innkeepers USA Trust (R) (S)	14,276	228,416
LTC Properties, Inc. (R) (S)	22,359	617,556
Medical Properties Trust, Inc. (R) (S)	12,263	182,106
National Health Investors, Inc. (R) (S)	52,309	1,752,352
National Retail Properties, Inc. (R) (S)	22,814	544,114
Nationwide Health Properties, Inc. (R) (S)	22,900	677,611
NorthStar Realty Finance Corp. (R) (S)	33,400	530,058
Omega Healthcare Investors, Inc. (R) (S)	44,343	785,758
RAIT Investment Trust (R) (S)	15,089	502,916
Resource Capital Corp.	91	1,511
		19,341,345

Regional Bells (—%)
Cincinnati Bell, Inc. †	44,500	201,140

Restaurants (0.3%)
Denny’s Corp. †	9,831	45,321
Domino’s Pizza, Inc.	63,428	1,741,733
Luby’s, Inc. †	16,556	182,116
		1,969,170

Retail (7.3%)
Bed Bath & Beyond, Inc. †	141,000	5,463,750
Best Buy Co., Inc.	83,400	4,584,498
Blair Corp.	1,194	36,477
Books-A-Million, Inc. (S)	14,500	304,210
Brown Shoe Co., Inc. (S)	15,860	752,398
Buckle, Inc. (The) (S)	11,788	553,918
Cato Corp. (The) Class A (S)	77,781	1,846,521
CSK Auto Corp. † (S)	34,780	579,087
Dollar Tree Stores, Inc. †	102,635	3,080,076
Home Depot, Inc. (The)	399,300	15,161,421
Ingles Markets, Inc. Class A (S)	4,825	143,640
Payless ShoeSource, Inc. †	78,506	2,448,602
Perry Ellis International, Inc. †	1,300	49,335
Rent-A-Center, Inc. †	89,128	2,436,760
Systemax, Inc. † (S)	13,517	182,615
Timberland Co. (The) Class A †	57,055	1,782,969
Toro Co. (The) (S)	80,479	3,613,507
Tween Brands, Inc. † (S)	6,718	281,619
Wilsons The Leather Experts, Inc. †	3,191	7,275
Wolverine World Wide, Inc.	146,224	4,249,269
		47,557,947

Schools (0.6%)
Career Education Corp. † (S)	143,148	3,614,487

COMMON STOCKS (96.7%)* continued

	Shares	Value

Semiconductor (0.7%)
Advanced Energy Industries, Inc. †	9,777	$168,458
Applied Materials, Inc.	254,700	4,579,506
Asyst Technologies, Inc. †	19,200	126,528
		4,874,492

Shipping (0.7%)
Arkansas Best Corp. (S)	16,001	606,438
Overseas Shipholding Group (S)	71,043	4,089,235
		4,695,673

Software (4.6%)
Hyperion Solutions Corp. †	111,164	4,086,389
Microsoft Corp.	231,900	6,801,627
MicroStrategy, Inc. † (S)	49,014	5,806,689
Oracle Corp. †	403,100	7,670,993
SYNNEX Corp. †	13,582	308,447
Websense, Inc. †	48,749	1,245,537
Western Union Co. (The) †	185,300	4,224,840
		30,144,522

Staffing (0.1%)
Hewitt Associates, Inc. Class A †	17,522	445,059

Technology (0.8%)
Amkor Technologies, Inc. † (S)	15,682	160,270
Dun & Bradstreet Corp. (The) †	58,600	4,818,092
		4,978,362

Technology Services (1.6%)
Acxiom Corp. #	105,192	2,621,385
BISYS Group, Inc. (The) † (S)	23,030	276,130
eBay, Inc. † (S)	124,700	4,034,045
Sohu.com, Inc. (China) †	11,713	286,617
SonicWall, Inc. †	38,895	390,895
Tyler Technologies, Inc. † (S)	20,640	298,248
United Online, Inc. (S)	208,340	2,798,006
		10,705,326

Telecommunications (1.7%)
ADTRAN, Inc. (S)	33,200	723,428
Brightpoint, Inc. †	3,685	50,890
CenturyTel, Inc.	84,353	3,589,220
j2 Global Communications, Inc. † (S)	25,372	708,640
Sprint Nextel Corp.	251,000	4,897,010
USA Mobility, Inc. (S)	20,484	498,581
UTStarcom, Inc. † (S)	81,350	722,388
		11,190,157

COMMON STOCKS (96.7%)* continued

	Shares	Value

Textiles (0.3%)
Columbia Sportswear Co. (S)	10,778	$634,285
Jones Apparel Group, Inc.	9,449	317,486
Kellwood Co. (S)	32,722	1,022,563
		1,974,334

Tobacco (—%)
Alliance One International, Inc. † (S)	19,300	125,064

Toys (0.9%)
Hasbro, Inc. (S)	219,859	5,881,228

Transportation Services (0.1%)
HUB Group, Inc. Class A †	21,672	618,519

Trucks & Parts (0.8%)
Autoliv, Inc. (Sweden) (S)	87,965	5,155,624
Noble International, Ltd. (S)	9,927	188,117
		5,343,741

Waste Management (—%)
Darling International, Inc. †	5,281	24,081

Total common stocks (cost $554,628,864)		$633,051,121

SHORT-TERM INVESTMENTS (17.4%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.44%
and due dates ranging from December 1, 2006
to January 19, 2007 (d)	$92,205,405	$92,021,952
Putnam Prime Money Market Fund (e)	21,579,498	21,579,498

Total short-term investments (cost $113,601,450)		$113,601,450

TOTAL INVESTMENTS
Total investments (cost $668,230,314)	$746,652,571

* Percentages indicated are based on net assets of $654,420,083.

† Non-income-producing security.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund. (R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at November 30, 2006.

At November 30, 2006, liquid assets totaling $17,945,430 have been designated as collateral for open futures contracts.

FUTURES CONTRACTS OUTSTANDING at 11/30/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	36	$ 2,835,000	Dec-06	$ 26,799
S&P 500 Index (Long)	39	13,678,275	Dec-06	222,975
S&P MidCap 400 Index E-Mini (Long)	22	1,782,880	Dec-06	24,789

Total				$274,563

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/06 (Unaudited)

ASSETS

Investment in securities, at value, including $89,519,807 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $646,650,816)	$725,073,073
Affiliated issuers (identified cost $21,579,498) (Note 5)	21,579,498

Cash	123

Dividends, interest and other receivables	719,874

Receivable for shares of the fund sold	159,154

Receivable for securities sold	8,781,521

Receivable for variation margin (Note 1)	15,801

Total assets	756,329,044

LIABILITIES

Payable for securities purchased	6,996,693

Payable for shares of the fund repurchased	1,027,816

Payable for compensation of Manager (Notes 2 and 5)	998,171

Payable for investor servicing and custodian fees (Note 2)	192,114

Payable for Trustee compensation and expenses (Note 2)	206,974

Payable for administrative services (Note 2)	4,768

Payable for distribution fees (Note 2)	306,675

Collateral on securities loaned, at value (Note 1)	92,021,952

Other accrued expenses	153,798

Total liabilities	101,908,961

Net assets	$654,420,083

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$607,918,854

Accumulated net investment loss (Note 1)	(418,234)

Accumulated net realized loss on investments (Note 1)	(31,777,357)

Net unrealized appreciation of investments	78,696,820

Total — Representing net assets applicable to capital shares outstanding	$654,420,083

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($540,182,538 divided by 24,082,914 shares)	$22.43

Offering price per class A share
(100/94.75 of $22.43)*	$23.67

Net asset value and offering price per class B share
($89,491,815 divided by 4,254,044 shares)**	$21.04

Net asset value and offering price per class C share
($3,755,539 divided by 174,847 shares)**	$21.48

Net asset value and redemption price per class M share
($13,701,570 divided by 638,019 shares)	$21.48

Offering price per class M share
(100/96.75 of $21.48)*	$22.20

Net asset value, offering price and redemption price per class R share
($95,718 divided by 4,298 shares)	$22.27

Net asset value, offering price and redemption price per class Y share
($7,192,903 divided by 319,864 shares)	$22.49

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/06 (Unaudited)

INVESTMENT INCOME

Dividends	$ 3,583,753

Interest (including interest income of $274,773
from investments in affiliated issuers) (Note 5)	279,590

Securities lending	237,209

Total investment income	4,100,552

EXPENSES

Compensation of Manager (Note 2)	2,000,920

Investor servicing fees (Note 2)	1,156,506

Custodian fees (Note 2)	114,887

Trustee compensation and expenses (Note 2)	18,022

Administrative services (Note 2)	9,814

Distribution fees — Class A (Note 2)	646,106

Distribution fees — Class B (Note 2)	476,118

Distribution fees — Class C (Note 2)	18,458

Distribution fees — Class M (Note 2)	50,436

Distribution fees — Class R (Note 2)	200

Other	143,390

Non-recurring costs (Notes 2 and 6)	3,935

Costs assumed by Manager (Notes 2 and 6)	(3,935)

Fees waived and reimbursed by Manager (Note 5)	(6,116)

Total expenses	4,628,741

Expense reduction (Note 2)	(87,319)

Net expenses	4,541,422

Net investment loss	(440,870)

Net realized gain on investments (Notes 1 and 3)	8,035,691

Net realized gain on futures contracts (Note 1)	290,696

Net unrealized appreciation of investments
and futures contracts during the period	45,226,324

Net gain on investments	53,552,711

Net increase in net assets resulting from operations	$53,111,841

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	11/30/06*	5/31/06

Operations:
Net investment loss	$ (440,870)	$ (1,484,462)

Net realized gain on investments	8,326,387	76,581,765

Net unrealized appreciation of investments	45,226,324	5,453,911

Net increase in net assets resulting from operations	53,111,841	80,551,214

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	—	(1,481,868)

Class R	—	(71)

Class Y	—	(24,045)

Redemption fees (Note 1)	646	674

Decrease from capital share transactions (Note 4)	(58,483,316)	(136,984,427)

Total decrease in net assets	(5,370,829)	(57,938,523)

NET ASSETS

Beginning of period	659,790,912	717,729,435

End of period (including accumulated net investment
loss of $418,234 and undistributed net investment
income of $22,636, respectively)	$654,420,083	$ 659,790,912

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset	Net	realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	investment	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	income	gain (loss)on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	(loss)(a)	investments	operations	income	distributions	fees	of period	value(%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
November 30, 2006**	$20.61	—(d,e)	1.82	1.82	—	—	—(e)	$22.43	8.83*	$540,183	.67*(d)	(.01)*(d)	30.92*
May 31, 2006	18.45	.01(d,f)	2.21	2.22	(.06)	(.06)	—(e)	20.61	12.06	514,931	1.26(d,g)	.04(d,g)	94.76
May 31, 2005	16.55	.10(d,g)	1.82	1.92	(.02)	(.02)	—(e)	18.45	11.59	429,902	1.28(d)	.60(d,g)	121.26
May 31, 2004	14.24	(.01)(d)	2.32	2.31	—	—	—	16.55	16.22	416,249	1.23(d)	(.07)(d)	111.20
May 31, 2003	15.89	—(e)	(1.65)	(1.65)	—	—	—	14.24	(10.38)	495,165	1.22	.01	107.08
May 31, 2002	18.32	—(e)	(2.43)	(2.43)	—	—	—	15.89	(13.26)	697,394	1.08	.02	133.78

CLASS B
November 30, 2006**	$19.40	(.07)(d)	1.71	1.64	—	—	—(e)	$21.04	8.45*	$89,492	1.04*(d)	(.38)*(d)	30.92*
May 31, 2006	17.45	(.15)(d,f)	2.10	1.95	—	—	—(e)	19.40	11.18	120,192	2.01(d,g)	(.70)(d,g)	94.76
May 31, 2005	15.76	(.02)(d,g)	1.71	1.69	—	—	—(e)	17.45	10.72	267,369	2.03(d)	(.14)(d,g)	121.26
May 31, 2004	13.66	(.12)(d)	2.22	2.10	—	—	—	15.76	15.37	348,212	1.98(d)	(.82)(d)	111.20
May 31, 2003	15.35	(.09)	(1.60)	(1.69)	—	—	—	13.66	(11.01)	391,161	1.97	(.74)	107.08
May 31, 2002	17.84	(.12)	(2.37)	(2.49)	—	—	—	15.35	(13.96)	554,719	1.83	(.73)	133.78

CLASS C
November 30, 2006**	$19.81	(.08)(d)	1.75	1.67	—	—	—(e)	$21.48	8.43*	$3,756	1.04*(d)	(.38)*(d)	30.92*
May 31, 2006	17.81	(.14)(d,f)	2.14	2.00	—	—	—(e)	19.81	11.23	3,717	2.01(d,g)	(.71)(d,g)	94.76
May 31, 2005	16.09	(.03)(d,g)	1.75	1.72	—	—	—(e)	17.81	10.69	3,460	2.03(d)	(.15)(d,g)	121.26
May 31, 2004	13.94	(.12)(d)	2.27	2.15	—	—	—	16.09	15.42	3,547	1.98(d)	(.83)(d)	111.20
May 31, 2003	15.67	(.10)	(1.63)	(1.73)	—	—	—	13.94	(11.04)	2,993	1.97	(.74)	107.08
May 31, 2002	18.21	(.12)	(2.42)	(2.54)	—	—	—	15.67	(13.95)	3,405	1.83	(.71)	133.78

CLASS M
November 30, 2006**	$19.78	(.05)(d)	1.75	1.70	—	—	—(e)	$21.48	8.59*	$13,702	.92*(d)	(.26)*(d)	30.92*
May 31, 2006	17.74	(.09)(d,f)	2.13	2.04	—	—	—(e)	19.78	11.50	14,035	1.76(d,g)	(.46)(d,g)	94.76
May 31, 2005	15.98	.02(d,g)	1.74	1.76	—	—	—(e)	17.74	11.01	16,984	1.78(d)	.11(d,g)	121.26
May 31, 2004	13.82	(.09)(d)	2.25	2.16	—	—	—	15.98	15.63	19,280	1.73(d)	(.57)(d)	111.20
May 31, 2003	15.49	(.06)	(1.61)	(1.67)	—	—	—	13.82	(10.78)	24,702	1.72	(.49)	107.08
May 31, 2002	17.96	(.08)	(2.39)	(2.47)	—	—	—	15.49	(13.75)	38,646	1.58	(.48)	133.78

CLASS R
November 30, 2006**	$20.49	(.03)(d)	1.81	1.78	—	—	—	$22.27	8.69*	$96	.79*(d)	(.13)*(d)	30.92*
May 31, 2006	18.38	(.02)(d,f)	2.18	2.16	(.05)	(.05)	—(e)	20.49	11.76	64	1.51(d,g)	(.24)(d,g)	94.76
May 31, 2005	16.54	.07(d,g)	1.80	1.87	(.03)	(.03)	—(e)	18.38	11.29	15	1.53(d)	.39(d,g)	121.26
May 31, 2004†	15.82	(.02)(d)	.74	.72	—	—	—	16.54	4.55*	8	.74*(d)	(.19)*(d)	111.20

CLASS Y
November 30, 2006**	$20.63	.02(d)	1.84	1.86	—	—	—(e)	$22.49	9.02*	$7,193	.54*(d)	.12*(d)	30.92*
May 31, 2006††	19.55	.05(d,f)	1.10	1.15	(.07)	(.07)	—(e)	20.63	5.90*	6,852	.66*(d,g)	.18*(d,g)	94.76

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 47

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to May 31, 2004.

†† For the period October 4, 2005 (commencement of operations) to May 31, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Note 5):

	11/30/06	5/31/06	5/31/05	5/31/04

Class A	<0.01%	<0.01%	<0.01	<0.01

Class B	<0.01%	<0.01%	<0.01	<0.01

Class C	<0.01%	<0.01%	<0.01	<0.01

Class M	<0.01%	<0.01%	<0.01	<0.01

Class R	<0.01%	<0.01%	<0.01	<0.01

Class Y	<0.01%	<0.01%	N/A	N/A

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended May 31, 2006 (Note 6).

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.03	0.14%

Class B	0.02	0.12

Class C	0.02	0.14

Class M	0.02	0.13

Class R	0.03	0.18

Class Y	N/A	N/A

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Capital Appreciation Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006 a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At November 30, 2006, the value of securities loaned amounted to $89,519,807. The fund received cash collateral of $92,021,952 which is pooled with collateral of other Putnam funds into 48 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2006, the fund had a capital loss carryover of $39,969,426 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on May 31, 2011.

The aggregate identified cost on a tax basis is $668,328,427, resulting in gross unrealized appreciation and depreciation of $96,792,701 and $18,468,557, respectively, or net unrealized appreciation of $78,324,144.

H) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through May 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended November 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended November 30, 2006, Putnam Management has assumed $3,935 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended November 30, 2006, the fund incurred $1,271,393 for these services. State Street Bank and Trust Company, will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended November 30, 2006, the fund’s expenses were reduced by $87,319 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $366, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended November 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $9,601 and $258 from the sale of class A and class M shares, respectively, and received $48,326 and $86 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended November 30, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $195,204,662 and $271,494,914, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2006 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 11/30/06:
Shares sold	1,962,843	$ 39,949,355

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,962,843	39,949,355

Shares
repurchased	(2,869,218)	(59,434,235)

Net decrease	(906,375)	$ (19,484,880)

Year ended 5/31/06:
Shares sold	8,315,822	$ 168,768,973

Shares issued
in connection
with reinvestment
of distributions	67,778	1,379,969

	8,383,600	170,148,942

Shares
repurchased	(6,694,169)	(134,409,425)

Net increase	1,689,431	$ 35,739,517

CLASS B	Shares	Amount

Six months ended 11/30/06:
Shares sold	181,519	$ 3,541,580

Shares issued
in connection
with reinvestment
of distributions	—	—

	181,519	3,541,580

Shares
repurchased	(2,123,556)	(40,607,250)

Net decrease	(1,942,037)	$ (37,065,670)

Year ended 5/31/06:
Shares sold	667,710	$ 12,688,273

Shares issued
in connection
with reinvestment
of distributions	—	—

	667,710	12,688,273

Shares
repurchased	(9,797,097)	(187,046,714)

Net decrease	(9,129,387)	$(174,358,441)

CLASS C	Shares	Amount

Six months ended 11/30/06:
Shares sold	19,826	$ 391,745

Shares issued
in connection
with reinvestment
of distributions	—	—

	19,826	391,745

Shares
repurchased	(32,633)	(657,800)

Net decrease	(12,807)	$(266,055)

Year ended 5/31/06:
Shares sold	40,525	$ 788,899

Shares issued
in connection
with reinvestment
of distributions	—	—

	40,525	788,899

Shares
repurchased	(47,122)	(904,331)

Net decrease	(6,597)	$(115,432)

CLASS M	Shares	Amount

Six months ended 11/30/06:
Shares sold	12,115	$ 240,569

Shares issued
in connection
with reinvestment
of distributions	—	—

	12,115	240,569

Shares
repurchased	(83,742)	(1,672,805)

Net decrease	(71,627)	$(1,432,236)

Year ended 5/31/06:
Shares sold	43,494	$ 841,301

Shares issued
in connection
with reinvestment
of distributions	—	—

	43,494	841,301

Shares
repurchased	(291,103)	(5,575,560)

Net decrease	(247,609)	$(4,734,259)

CLASS R	Shares	Amount

Six months ended 11/30/06:
Shares sold	1,184	$23,962

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,184	23,962

Shares
repurchased	(22)	(439)

Net increase	1,162	$23,523

Year ended 5/31/06:
Shares sold	2,629	$53,655

Shares issued
in connection
with reinvestment
of distributions	3	67

	2,632	53,722

Shares
repurchased	(318)	(6,578)

Net increase	2,314	$47,144

CLASS Y	Shares	Amount
Six months ended 11/30/06:
Shares sold	8,222	$169,888

Shares issued
in connection
with reinvestment
of distributions	—	—

	8,222	169,888

Shares
repurchased	(20,438)	(427,886)

Net decrease	(12,216)	$(257,998)

For the period 10/4/05 (commencement of operations)
to 5/31/06:
Shares sold	397,923	$ 7,778,644

Shares issued
in connection
with reinvestment
of distributions	1,181	24,045

	399,104	7,802,689

Shares
repurchased	(67,024)	(1,365,645)

Net increase	332,080	$ 6,437,044

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended November 30, 2006, management fees paid were reduced by $6,116 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $274,773 for the period ended November 30, 2006. During the period ended November 30, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $88,196,245 and $72,528,736, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management's ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $220,528 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Core group for the year ended November 30, 2006. The other Putnam mutual funds in this group are Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup Global Markets, UBS Warburg, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 42% of the total brokerage commissions paid for the year ended November 30, 2006.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Deutsche Bank Securities, Lazard Freres, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, SG Cowen Securities, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*,†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund
Money Market Fund‡
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
	Principal Executive Officer,	Chief Compliance Officer
Marketing Services	Associate Treasurer and
Putnam Retail Management	Compliance Liaison	Mark C. Trenchard
One Post Office Square		Vice President and
Boston, MA 02109	Jonathan S. Horwitz	BSA Compliance Officer
Senior Vice President
Custodians	and Treasurer	Judith Cohen
Putnam Fiduciary Trust		Vice President, Clerk and
Company, State Street Bank	Steven D. Krichmar	Assistant Treasurer
and Trust Company	Vice President and
	Principal Financial Officer	Wanda M. McManus
Legal Counsel		Vice President, Senior Associate
Ropes & Gray LLP	Janet C. Smith	Treasurer and Assistant Clerk
Vice President, Principal
Trustees	Accounting Officer and	Nancy E. Florek
John A. Hill, Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Jameson Adkins Baxter,		Assistant Treasurer and
Vice Chairman	Susan G. Malloy	Proxy Manager
Charles B. Curtis	Vice President and
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
W. Thomas Stephens
Richard B. Worley	Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA002 239926 1/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Capital Appreciation Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 26, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 26, 2007